UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-5151 (Commission File Number)	42-0442319 (IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa 52001-0877

(Address of principal executive offices, including zip code)

563-556-7730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Item 7.01 Regulation FD Disclosure

Flexsteel Industries, Inc. (“Flexsteel” or the “Company”) has reached a $9.8 million cash settlement with the United States Environmental Protection Agency (“EPA”) concerning the Lane Street Groundwater Contamination Superfund Site (“Lane Street”) in Elkhart, Indiana. Although Flexsteel strongly disputes liability in this matter, the settlement fully resolves the Company’s alleged liability for the Lane Street contamination, including the EPA’s past costs and future remediation costs.

The Consent Decree memorializing Flexsteel’s settlement with the EPA achieves finality for the Company in a long-running dispute with the EPA as to the source of the Lane Street contamination in Elkhart. Flexsteel’s involvement in the matter relates to its 1997 acquisition of assets of Dygert Seating, Inc. to support the Company’s former recreational vehicle seating division which operated in Elkhart. A number of years after Flexsteel closed the operation, groundwater contamination was discovered in the neighborhood to the south of the industrial park in which Flexsteel briefly operated. The EPA began pursuing Flexsteel for cleanup of the contamination in 2016.

Flexsteel’s independent environmental investigation determined that the source of the contamination was located at another property where Flexsteel did not operate, supporting Flexsteel’s position that it did not cause or contribute to the contamination. Despite that fact, Flexsteel determined that entering into this agreement, and foreclosing on the liabilities associated with the EPA’s claims, is in the best interest of the Company.

Net of expected insurance proceeds, the Company does not expect its uncovered contribution in the settlement to exceed the liability previously recognized related to this matter. The Consent Decree is subject to court approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	By:	/s/ G. Alejandro Huerta
October 27, 2022		G. Alejandro Huerta
Chief Financial Officer